UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2004

TOWER AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733	41-1746238
(Commission File Number)	(I.R.S. Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)

(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
ProForma Accounts Receivable at 3/31/04
ProForma Accounts Receivable at 6/30/04

Section 8. Other Events

Item 8.01 Other Events.

This filing is being made to present certain information contained in an Exhibit to the Form 8-K, dated October 20, 2004, of Tower Automotive, Inc. in a more legible format.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Pro Forma Accounts Receivable at 3/31/04.
99.2 Pro Forma Accounts Receivable at 6/30/04.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: October 22, 2004	By:	/s/ Christopher T. Hatto
Christopher T. Hatto
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1 99.2	Pro Forma Accounts Receivable at 3/31/04. Pro forma Accounts Receivable at 6/30/04.